UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2025

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Uniti Group Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Riverfront Drive, Suite A

Little Rock, Arkansas, 72202

(Address of principal executive offices) (Zip Code)

(501) 850-0820

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	UNIT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders

On July 29, 2025, Uniti Group Inc. (“Uniti”) changed its state of incorporation from the State of Maryland to the State of Delaware (the “Delaware Conversion”) pursuant to a plan of conversion dated April 2, 2025 (the “Plan of Conversion”). The Delaware Conversion was accomplished by filing: (i) Maryland articles of conversion with the Maryland State Department of Assessments and Taxation (the “Maryland Articles of Conversion”); (ii) a certificate of conversion (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware; and (iii) a certificate of incorporation, as amended and restated (the “Delaware Certificate of Incorporation”) with the Secretary of State of the State of Delaware. In connection with the Delaware Conversion, Uniti’s board of directors adopted new bylaws, which are filed herewith as Exhibit 3.3 (the “Delaware Bylaws”).

The Delaware Conversion was previously submitted to a vote of, and approved by, Uniti’s stockholders at a special meeting of the stockholders of Uniti held on April 2, 2025. Upon the effectiveness of the Delaware Conversion:

The affairs of Uniti ceased to be governed by the corporation laws of the State of Maryland and became subject to the corporation laws of the State of Delaware.

The resulting Delaware corporation (“Uniti Delaware”) is deemed to be the same entity as the corporation previously incorporated in Maryland (“Uniti Maryland”) and all of the rights, privileges and powers of Uniti Maryland, all property, real, personal and mixed, all debts due to Uniti Maryland, and all other things and causes of action belonging to Uniti Maryland remain vested in, and are the property of, Uniti Delaware.

The members of the board of directors and the officers of Uniti Maryland immediately prior to the Delaware Conversion shall continue in office as the directors and officers of Uniti Delaware, respectively.

All of the issued and outstanding shares of common stock of Uniti Maryland were automatically converted into issued and outstanding shares of common stock of Uniti Delaware, without any action on the part of our stockholders. The Delaware Conversion will not change the respective positions of Uniti or stockholders under federal securities laws. Shares of Uniti’s common stock that were freely tradable prior to the Delaware Conversion continue to be freely tradable after the Delaware Conversion, and shares of Uniti’s common stock that were subject to restrictions prior to the Delaware Conversion will continue to be subject to the same restrictions after the Delaware Conversion. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), stockholders will be deemed to have acquired the Uniti Delaware common stock on the date they acquired their shares of Uniti Maryland common stock.

The common stock of Uniti Delaware will continue to be quoted on the Nasdaq Global Market with the same trading symbol “UNIT”.

Following the Delaware Conversion, all of Uniti Maryland’s employee benefit and incentive plans will become Uniti Delaware plans, and each equity award issued under such plans will automatically be converted into an equity award in respect of the same number of shares of Uniti Delaware common stock, upon the same terms and subject to the same conditions as before the Delaware Conversion.

The foregoing description of the Delaware Conversion and the Plan of Conversion does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Conversion, a copy of which is filed herewith as Exhibit 2.1 and incorporated herein by reference. A more detailed description of the Plan of Conversion, and the effects of the Delaware Conversion, is set forth in Proposal No. 4 of Uniti’s proxy statement (“Uniti’s Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2025, which description is incorporated in its entirety herein by reference. The Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws, and the Maryland Articles of Conversion are also filed herewith as Exhibits 3.1, 3.2, 3.3, and 3.4 respectively, and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws

As disclosed in Item 3.03 above, effective July 29, 2025, Uniti changed its state of incorporation from Maryland to Delaware pursuant to the Plan of Conversion. As of that date, the rights of Uniti’s stockholders began to be governed by Delaware corporation laws, the Delaware Certificate of Incorporation and the Delaware Bylaws. The Delaware Certificate of Incorporation and the Delaware Bylaws are filed herewith as Exhibits 3.2 and 3.3, respectively, and incorporated herein by reference. A more detailed description of the Delaware Certificate of Incorporation, and the changes in rights of Uniti’s stockholders as a result of the Delaware Conversion, is set forth in Uniti’s Proxy Statement filed with the SEC on February 12, 2025, which description is incorporated in its entirety herein by reference.

Item 8.01. Other Events

The Delaware Conversion was consummated in anticipation of the previously announced merger between Uniti Group Inc. and a subsidiary of New Windstream, LLC (the “Merger”) to be consummated pursuant to that certain Agreement and Plan of Merger, dated as of May 3, 2024, by and among Uniti, New Windstream, LLC, a Delaware limited liability company (as successor to Windstream Holdings II, LLC, a Delaware limited liability company), New Uniti HoldCo LP, a Delaware limited partnership, and New Windstream Merger Sub, LLC, a Delaware limited liability company, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of July 17, 2024 (the “Merger Agreement”). The Merger and other transactions contemplated by the Merger Agreement have received all required regulatory approvals, and the Uniti Stockholder Approval (as defined in the Merger Agreement) has been obtained in accordance with the Maryland General Corporation Law and the Delaware General Corporation Law. Therefore, the parties intend to consummate the Merger and the other transactions contemplated by the Merger Agreement on or about August 1, 2025, subject to the satisfaction at that time of customary closing conditions. Pursuant to the Merger Agreement, as a result of the Merger, Uniti stockholders are expected to receive approximately 0.6029 shares of common stock of the combined company in exchange for each share of common stock of Uniti, par value $0.0001, outstanding immediately prior to the consummation of the Merger, together with cash in lieu of fractional shares of common stock of the combined company.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
2.1*	Plan of Conversion, dated April 2, 2025
3.1	Certificate of Conversion, as filed with the Secretary of State of the State of Delaware on July 29, 2025.
3.2	Certificate of Incorporation, as amended and restated, and as filed with the Secretary of State of the State of Delaware on July 29, 2025
3.3	Delaware Bylaws
3.4	Articles of Conversion, as filed with the Maryland State Department of Assessments and Taxation on July 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and similar attachments have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or similar attachment will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITI GROUP INC.

Date: July 29, 2025
	By:	/s/ Daniel Heard
		Name:	Daniel Heard
		Title:	Executive Vice President – General Counsel & Secretary